SCHEDULE 14A

(RULE 14a-101)

Information Required in Proxy Statement

Schedule 14A Information

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	DefinitiveAdditional Material
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PennantPark Investment Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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590 Madison Avenue, 15th Floor

New York, New York 10022

January 11, 2008

Dear Stockholder:

You are cordially invited to attend the 2008 Annual Meeting of Stockholders of PennantPark Investment Corporation (the “Company”) to be held on February 8, 2008 at 9:30 a.m., Eastern Time, at the St. Regis Hotel, located at 2 East 55th Street, New York, New York 10022.

The notice of annual meeting and proxy statement accompanying this letter provide an outline of the business to be conducted at the meeting. At the meeting, you will be asked to elect two directors of the Company, and to ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008. I will also report on the progress of the Company since inception and respond to stockholders’ questions.

It is important that your shares be represented at the annual meeting. If you are unable to attend the meeting in person, I urge you to complete, date and sign the enclosed proxy card and promptly return it in the envelope provided. If you prefer, you can save time by voting through the Internet or by telephone as described in the proxy statement and on the enclosed proxy card. Your vote and participation in the governance of the Company is very important to us.

Sincerely yours,

Arthur H. Penn

Chief Executive Officer

PENNANTPARK INVESTMENT CORPORATION

590 Madison Avenue, 15th Floor

New York, New York 10022

(212) 905-1000

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 8, 2008

Notice is hereby given to the owners of shares of common stock (the “Stockholders”) of PennantPark Investment Corporation (the “Company”) that:

The 2008 Annual Meeting of Stockholders of the Company will be held at the St. Regis Hotel, located at 2 East 55th Street, New York, New York, on February 8, 2008 at 9:30 a.m., Eastern Time, for the following purposes:

1.	To elect two Class I directors of the Company who will each serve for a term of three years or until his successor is duly elected and qualified;

2.	To ratify the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008; and

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

You have the right to receive notice of and to vote at the meeting if you were a stockholder of record at the close of business on January 11, 2008. If you are unable to attend, please sign the enclosed proxy card and return it promptly in the self-addressed envelope provided. Please refer to the voting instructions provided on your proxy card. In the event there are not sufficient votes for a quorum or to approve the proposals at the time of the annual meeting, the annual meeting may be adjourned in order to permit further solicitation of proxies by the Company.

THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” EACH OF THE PROPOSALS.

By Order of the Board of Directors,

Thomas Friedmann

Secretary

New York, New York

January 11, 2008

This is an important meeting. To ensure proper representation at the meeting, please complete, sign, date and return the proxy card in the enclosed self-addressed envelope or vote by telephone or through the Internet. Your vote is extremely important no matter how many or how few shares you own; please send in your proxy card today. Even if you vote your shares prior to the meeting, you still may attend the meeting and vote your shares in person if you wish to change your vote.

PENNANTPARK INVESTMENT CORPORATION

590 Madison Avenue, 15th Floor

New York, New York 10022

(212) 905-1000

PROXY STATEMENT

For

2008 Annual Meeting of Stockholders

To Be Held on February 8, 2008

This document will give you the information you need to vote on the matters listed on the accompanying Notice of Annual Meeting of Stockholders (“Notice of Annual Meeting”). Much of the information in this Proxy Statement is required under rules of the Securities and Exchange Commission (“SEC”); some of it is technical in nature. If there is anything you do not understand, please contact us at 212-905-1000.

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of PennantPark Investment Corporation (the “Company,” “we,” “us” or “our”) for use at the Company’s 2008 Annual Meeting of Stockholders (the “Meeting”) to be held on Friday, February 8, 2008 at 9:30 a.m., Eastern Time, at the St. Regis Hotel, located at 2 East 55th Street, New York, New York and at any postponements or adjournments thereof. This Proxy Statement, the accompanying proxy card, Notice of Annual Meeting and the Company’s Annual Report for the fiscal year ended September 30, 2007, are first being sent to stockholders on or about January 16, 2008.

We encourage you to vote your shares, either by voting in person at the Meeting or by granting a proxy (i.e., authorizing someone to vote your shares). Shares represented by duly executed proxies will be voted in accordance with your instructions. If you sign the proxy, but do not fill in a vote, your shares will be voted in accordance with the Board’s recommendation. If any other business is brought before the Meeting, your shares will be voted at the Board’s discretion.

You may revoke a proxy at any time before it is exercised by notifying the Company’s Secretary in writing, by submitting a properly executed, later-dated proxy, or by voting in person at the Meeting. Any stockholder entitled to vote at the Meeting may attend the Meeting and vote in person whether or not he or she has previously voted his or her shares via proxy or wishes to change a previous vote.

You will be eligible to vote your shares electronically via the Internet, telephone or by mail.

Purpose of Meeting

At the Meeting, you will be asked to vote on the following proposals:

1.	To elect two Class I directors of the Company, who will each serve for a term of three years or until his successor is duly elected and qualified.

2.	To ratify the selection of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008; and

3.	To transact such other business as may properly come before the meeting.

Voting Securities

You may vote your shares at the Meeting only if you were a stockholder of record at the close of business on January 11, 2008 (the “Record Date”). There were 21,068,772 shares of the Company’s common stock outstanding on the Record Date. Each share of the common stock is entitled to one vote.

Quorum Required

A quorum must be present at the Meeting for any business to be conducted. The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of stock outstanding on the Record Date will constitute a quorum. Shares held by a broker or other nominee for which the nominee has not received voting instructions from the record holder and does not have discretionary authority to vote the shares on non-routine proposals (which are considered “broker non-votes” with respect to such proposals), will be treated as shares present for quorum purposes. If there are not enough votes for a quorum, the chairman of the meeting will adjourn the meeting to permit the further solicitation of proxies.

Vote Required

Election of Directors. The election of a director requires the vote of a majority of the shares of stock outstanding. Stockholders may not cumulate their votes. If you vote “Withhold Authority” with respect to a nominee, your shares will not be voted with respect to the person indicated. Because directors are elected by a majority of the votes of the outstanding common shares of the company, votes to withhold authority will have the effect of a vote against the nominee.

Ratification of Independent Registered Public Accounting Firm. The affirmative vote of a majority of the votes cast at the Meeting in person or by proxy is required to ratify the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm. Abstentions and broker non-votes will not be included in determining the number of votes cast and, as a result, will have no effect on this proposal.

Additional Solicitation. If there appears not to be enough votes to approve the proposals at the Meeting, the stockholders who are represented in person or by proxy may vote to adjourn the Meeting to permit the further solicitation of proxies. Adam Bernstein and Jeffrey Flug are the persons named as proxies and will vote proxies held by them for such adjournment, unless marked to be voted against any proposal for which an adjournment is sought, to permit the further solicitation of proxies.

A stockholder vote may be taken on one of the proposals in this Proxy Statement prior to any such adjournment if there are sufficient votes for approval of such proposal.

Information Regarding This Solicitation

The Company will bear the expense of the solicitation of proxies for the Meeting, including the cost of preparing, printing and mailing this Proxy Statement, the accompanying Notice of Annual Meeting of Stockholders, Annual Report, and proxy card. If brokers, trustees, or fiduciaries and other institutions or nominee holding shares in their names, or in the name of their nominees, which are beneficially owned by others, forward the proxy materials to, and obtain proxies from, such beneficial owners, we will reimburse such persons for their reasonable expenses in so doing.

In addition to the solicitation of proxies by the use of the mail, proxies may be solicited in person and/or by telephone or facsimile transmission by directors or officers of the Company, officers or employees of PennantPark Investment Advisers, LLC, the Company’s investment adviser and/or by a retained solicitor. No additional compensation will be paid to directors, officers or regular employees for such services.

Stockholders may also provide their voting instructions by telephone or through the Internet. These options require stockholders to input the Control Number, which is located on each card. After inputting this number, stockholders will be prompted to provide their voting instructions. Stockholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Stockholders who vote via the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

If a stockholder wishes to participate in the Meeting, but does not wish to give a proxy by telephone or electronically, the stockholder may still submit the proxy card originally sent with this Proxy Statement or attend in person.

Any proxy given pursuant to this solicitation may be revoked by notice from the person giving the proxy at any time before it is exercised. Any such notice of revocation should be provided in writing and signed by the stockholder in the same manner as the proxy being revoked and delivered to the Company’s proxy tabulator.

Security Ownership of Certain Beneficial Owners and Management

As of the Record Date, to our knowledge, no person would be deemed to control us, as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”).

Our directors consist of an interested director and independent directors. An interested director is an “interested person” of the Company, as defined in the 1940 Act.

The following table sets forth, as of December 28, 2007, certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5 percent or more of our outstanding common stock and all officers and directors, as a group.

Name and address(1)	Type of ownership(4)	Shares owned	Percentage of Common Stock Outstanding
UBS AG	Beneficial	2,512,324	11.92%
c/o UBS Global Asset Management (Americas), Inc. One North Wacker Chicago, Illinois 60606

Independent Directors
Adam K. Bernstein(2)	Record/Beneficial	68,436	*
Marshall Brozost	Record	6,844	*
Jeffrey Flug	Record	68,436	*
Samuel L. Katz	Record	10,266	*

Interested Director
Arthur H. Penn(3)	Record/Beneficial	235,331	1.12%

Executive Officers
Aviv Efrat	Record	9,844	*
Matthew Hardin	—	—	—
All Directors and Officers as a group (7 persons)	Record/Beneficial	399,157	1.89%

(1)	The address for each officer and director is c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	Mr. Bernstein is the President of JAM Investments, LLC and may therefore be deemed to own beneficially the 61,593 shares held by JAM Investments, LLC.
(3)	Mr. Penn is the Managing Member of PennantPark Investment Advisers, LLC, and may therefore be deemed to own beneficially the 213,831 shares held by PennantPark Investment Advisers, LLC.
(4)	Sole Voting Power.
*	Less than 1 percent.

Dollar Range of Securities Beneficially Owned by Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of December 28, 2007. Information as to the beneficial ownerships is based on information furnished to the company by such persons. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Directors of PennantPark	Dollar Range of Equity Securities in PennantPark(1)
Independent Directors
Adam K. Bernstein	$500,001 – $1,000,000(2)
Marshall Brozost	$50,001 – $100,000
Jeffrey Flug	$500,001 – $1,000,000
Samuel L. Katz	$100,001 – $500,000

Interested Director
Arthur H. Penn	Over $1,000,000(3)

(1)	Dollar ranges are as follows: None; $1-$10,000; $10,001-$50,000; $50,001-$100,000; $100,001-$500,000; $500,001-$1,000,000 or over $1,000,000.
(2)	Also reflects holdings of JAM Investments, LLC.
(3)	Also reflects holdings of PennantPark Investment Advisers, LLC.

PROPOSAL I: ELECTION OF DIRECTORS

In accordance with the bylaws, the Company currently has five members of the Board of Directors. Directors are divided into three classes and are elected for staggered terms of three years each, with a term of office of one of the three classes of directors expiring each year. The initial terms of Class I, II and III will expire in 2008, 2009 and 2010, respectively. Each director will hold office for the term to which he is elected or until his successor is duly elected and qualifies.

A stockholder can vote for, or withhold his or her vote from, any nominee. In the absence of instructions to the contrary, it is the intention of the persons named as proxies to vote such proxy FOR the election of the nominees named below. If a nominee should decline or be unable to serve as a director, it is intended that the proxy will be voted for the election of such person as is nominated by the Board as a replacement. The Board has no reason to believe that any of the persons named below will be unable or unwilling to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF THE NOMINEES NAMED IN THIS PROXY STATEMENT.

Information about the Nominees and Directors

Certain information with respect to the Class I nominees for election at the Meeting, as well as each of the other directors, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment, certain directorships that each person holds, and the year in which each person became a director of the Company. Both of the nominees for Class I directors currently serve as directors of the Company.

Mr. Marshall Brozost and Mr. Samuel L. Katz each has been nominated for election for a three year term expiring in 2011. Neither Mr. Brozost nor Mr. Katz is being proposed for election pursuant to any agreement or understanding between either Mr. Brozost or Mr. Katz and the Company.

Nominees for Class I Directors

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Independent Directors

Marshall Brozost (40)	Director	Class I Director since February 2007; Term Expires 2011	A Partner at the international law firm of Dewey & LeBoeuf LLP, since 2007 where he practices in the real estate and private equity groups. Prior to his tenure at Dewey & LeBoeuf LLP which began in 2005, Mr. Brozost practiced law at O’Melveny & Myers LLP and at Solomon & Weinberg LLP since 2001.

Samuel L. Katz (42)	Director	Class I Director since February 2007; Term Expires 2011	A Managing Partner since 2007 of TZP Group LLC, a private equity fund. Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from 2006 to 2007. Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005.

CONTINUING DIRECTORS (not up for election at the Meeting)

Class II Directors

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Independent Directors

Adam K. Bernstein (44)	Director	Class II Director since February 2007; Term Expires 2009	President of The Bernstein Companies, a Washington, D.C.-based real estate firm that he founded in 1985. Also serves as the President and Chief Executive Officer of Consortium Atlantic Realty Trust, Inc., a private real estate investment trust operating in the Mid-Atlantic region since its formation in 2000.	President of the Mid-Atlantic Regional Advisory Board of the University of Pennsylvania.

Jeffrey Flug (45)	Director	Class II Director since February 2007; Term Expires 2009	Chief Executive Officer and Executive Director since 2006 of Millennium Promise Alliance, Inc., a non-profit organization whose mission is to eradicate extreme global poverty. Mr. Flug was a Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from 2000 to 2006.

Class III Director

Name, Address and Age(1)	Position(s) held with Company	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Other Directorships Held by Director or Nominee for Director(2)
Interested Director

Arthur H. Penn (44)(3)	Chief Executive Officer and Chairman of the Board of Directors	Class III Director since February 2007; Term Expires 2010	Chief executive officer of PennantPark Investment Corporation since inception in 2007. Founder and Managing Member of PennantPark Investment Advisers, LLC since inception in 2007. Co-founder of Apollo Investment Management, where he was a Managing Partner from 2004 to 2007. He also served as Chief Operating Officer of Apollo Investment Corporation from inception in 2004 to 2006 and served as President and Chief Operating Officer in 2006. He was formerly a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 to 2006.

(1)	The business address of the director nominees and other directors is c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022.
(2)	No director otherwise serves as a director of an investment company subject to the 1940 Act.
(3)	Mr. Penn is an interested director due to his position as an officer of the Company and of PennantPark Investment Advisers, LLC.

Corporate Governance

Director Independence

NASDAQ rules require listed companies to have a board of directors with at least a majority of independent directors. Under NASDAQ rules, in order for a director to be deemed independent, our Board must determine that the individual does not have a relationship that would interfere with the director’s exercise of independent judgment in carrying out his or her responsibilities. On an annual basis, each member of our Board is required to complete an independence questionnaire designed to provide information to assist the Board in determining whether the director is independent under NASDAQ rules and our corporate governance guidelines. Our Board has determined that each of our directors, other than Mr. Penn, is independent under the listing standards of the NASDAQ Global Select Market. The Board limits membership on the Audit Committee and the Nominating and Corporate Governance Committee to independent directors.

Committees of the Board of Directors

Our Board of Directors has established an Audit Committee and a Nominating and Corporate Governance Committee. For the fiscal year ended September 30, 2007, the Board of Directors of the Company held six board meetings, three Audit Committee meetings and one Nominating and Corporate Governance Committee meeting. All directors attended at least 75% of the aggregate number of meetings of the Board and of the respective Committees on which they served. The Company requires each director to make a diligent effort to attend all Board and Committee meetings, and encourages directors to attend the annual meeting of stockholders.

Audit Committee

The members of the Audit Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Market corporate governance regulations. Mr. Flug serves as chairman of the audit committee. The Audit Committee operates pursuant to an Audit Committee Charter approved by the Board of Directors. The charter sets forth the responsibilities of the Audit Committee, which include selecting or retaining each year an independent registered public accounting firm (the “auditors”) to audit the accounts and records of the Company; reviewing and discussing with management and the auditors the annual audited financial statements of the Company, including disclosures made in management’s discussion and analysis, and recommending to the Board of Directors whether the audited financial statements should be included in the Company’s annual report on Form 10-K; reviewing and discussing with management and the auditors the Company’s quarterly financial statements prior to the filings of its quarterly reports on Form 10-Q; pre-approving the auditors’ engagement to render audit and/or permissible non-audit services; and evaluating the qualifications, performance and independence of the auditors. The Audit Committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and Audit Committee may use the services of nationally recognized independent valuation firms to help them determine the fair value of these securities. The Company’s Board of Directors has determined that Mr. Flug is our “Audit Committee financial expert” as that term is defined under Item 401 of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Audit Committee Charter is available on the Company’s website (http://www.pennantpark.com).

Nominating and Corporate Governance Committee

The members of the Nominating and Corporate Governance Committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the corporate governance regulations of The NASDAQ Global Market. Messrs. Bernstein and Brozost serve as co-chairmen of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee has adopted a written Nominating and Corporate Governance Committee Charter that is available on the Company’s website (http://www.pennantpark.com).

The Nominating and Corporate Governance Committee will consider stockholder recommendations for possible nominees for election as directors when such recommendations are submitted in accordance with the Company’s bylaws, the Nominating and Corporate Governance Committee Charter and any applicable law, rule or regulation regarding director nominations. Nominations should be sent to Thomas Friedmann, Secretary, c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022. When submitting a nomination to the Company for consideration, a stockholder must provide all information that would be required under applicable SEC rules to be disclosed in connection with election of a director, including the following minimum information for each director nominee: full name, age and address; principal occupation during the past five years; current directorships on publicly held companies and investment companies; number of shares of the Company’s common stock owned, if any; and, a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

Criteria considered by the Nominating and Corporate Governance Committee in evaluating the qualifications of individuals for election as members of the Board of Directors include compliance with the independence and other applicable requirements of the NASDAQ Listing Standards and the 1940 Act, and all other applicable laws, rules, regulations and listing standards, the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee Charter, and the ability to contribute to the effective management of the Company, taking into account the needs of the Company and such factors as the individual’s experience, perspective, skills and knowledge of the industry in which the Company operates. The Nominating and Corporate Governance Committee also may consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Board of Directors also believes it is appropriate for a key member of the Company’s management to participate as a member of the Board of Directors.

Compensation Committee

We do not have a compensation committee because our executive officers do not receive compensation from us.

Communication with the Board of Directors

Stockholders with questions about the Company are encouraged to contact PennantPark Investment Corporation’s Investor Relations Department. However, if stockholders believe that their questions have not been addressed, they may communicate with the Company’s Board of Directors by sending their communications to Thomas Friedmann, Secretary, c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022. All stockholder communications received in this manner will be delivered to one or more members of the Board of Directors.

Information about Executive Officers Who Are Not Directors

The following information, as of the Record Date, pertains to our executive officers who are not directors of the Company:

Name Address and Age(1)	Position(s) held with Company	Principal Occupation(s) During the Past 5 Years
Aviv Efrat (43)	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer of PennantPark Investment Corporation since inception in 2007. Managing Director of PennantPark Investment Administration, LLC since inception in 2007. A Director at BlackRock, Inc. where he was responsible for a variety of administrative, operational, and financial aspects of closed-end and open-end registered investment companies from 1997 to 2007 .

Matthew Hardin (46)	Chief Compliance Officer	Chief Compliance Officer of PennantPark Investment Corporation since 2007. Chief Broker-Dealer Counsel at the PNC Financial Services Group, Inc., responsible for Registered Investment Advisers, regulatory examinations and compliance oversights from 1999 to 2006.

(1)	The business address of each executive officer is c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022.

Code of Conduct and Code of Ethics

We expect each of our officers and directors, as well as any person affiliated with our operations, to act in accordance with the highest standards of personal and professional integrity at all times, and to comply with the Company’s policies and procedures and all laws, rules and regulations of any applicable international, federal, provincial, state or local government. To this effect, the Company has adopted a Code of Conduct , which is posted on the Company’s website at http://www.pennantpark.com. The Code of Conduct applies to the Company’s executive officers and directors.

As required by the 1940 Act, we also maintain a Joint Code of Ethics with PennantPark Investment Advisers, LLC that establishes procedures that apply to our Chief Executive Officer and our Chief Financial Officer and the employees of PennantPark Investment Advisers, LLC with respect to their personal investments and investment transactions. Our Joint Code of Ethics generally does not permit investments by our directors, officers or any other covered person in securities that may be purchased or held by us. We filed our Joint Code of Ethics as Exhibit 14.1 to our Annual Report on Form 10-K, filed with the SEC on December 13, 2007, and you may access it via the Internet site of the SEC at http://www.sec.gov and our website at http://www.pennantpark.com. We intend to disclose any amendments to or waivers of required provisions of our Code of Conduct or the Joint Code of Ethics on Form 8-K.

Compensation of Directors and Executive Officers

The following table shows information regarding the compensation paid by us to our directors for the fiscal year ended September 30, 2007. No compensation is paid by us to any interested director or executive officers.

Name	Aggregate compensation from the Company	Pension or retirement benefits accrued as part of our expense(1)	Total paid to director / officer
Independent Directors
Adam K. Bernstein	$29,375	None	$29,375
Marshall Brozost	29,375	None	29,375
Jeffrey Flug	30,625	None	30,625
Samuel L. Katz	28,750	None	28,750

Interested Director
Arthur H. Penn	None	None	None

Executive Officers
Aviv Eftrat(2)	None	None	None
Matthew Hardin	None	None	None

(1)	We do not have a profit sharing or retirement plan, and directors do not receive any pension or retirement benefits from us.
(2)	Mr. Efrat is an employee of PennantPark Investment Administration, LLC.

Compensation of Directors

Independent directors each receives an annual fee of $75,000. The independent directors also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting (unless combined with a board meeting). In addition, the Chairman of the Audit Committee receives an annual fee of $7,500 and each chairman/co-chairman of any other committee receives an annual fee of $2,500 for their additional services in these capacities. Also, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons.”

Audit Committee Report(1)

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended September 30, 2007.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and KPMG LLP (KPMG), the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of KPMG’s examinations, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the SEC. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

The Audit Committee also has discussed with KPMG matters relating to KPMG’s judgments about the quality, as well as the acceptability, of the Company’s accounting principles as applied in its financial reporting as required by Statement of Auditing Standards No. 114 (Auditor’s Communication With Those Charged With Governance). In addition, the Audit Committee has discussed with KPMG their independence from management and the Company, as well as the matters in the written disclosures received from KPMG and required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee received a letter from KPMG confirming their independence and discussed it with them. The Audit Committee discussed and reviewed with KPMG the Company’s critical accounting policies and practices, internal controls, other material written communications to management, and the scope of KPMG’s audits and all fees paid to KPMG during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by KPMG for the Company. The Audit Committee has reviewed and considered the compatibility of KPMG’s performance of non-audit services with the maintenance of KPMG’s independence as the Company’s independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2007 for filing with the SEC. In addition, the Audit Committee has engaged KPMG to serve as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2008, and has directed that the selection of KPMG should be submitted to the Company’s stockholders for ratification.

December 12, 2007

The Audit Committee

Jeffrey Flug, Chair

Adam K. Bernstein

Marshall Brozost

Samuel L. Katz

(1)	The material in this report is not “soliciting material” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Certain Relationships and Related Party Transactions

Transactions with Affiliated Persons

Our investment activities are managed by PennantPark Investment Advisers, LLC (the “Investment Adviser” or “PennantPark Investment Advisers”) and supervised by our Board, a majority of whose directors are independent of our Investment Adviser and us. We have entered into an investment advisory and management agreement (the “Investment Management Agreement”) with PennantPark Investment Advisers. Under our Investment Management Agreement, we have agreed to pay our Investment Adviser an annual management fee based on our adjusted gross assets as well as an incentive fee based on our investment performance. Arthur H. Penn, our Chief Executive Officer, is the Managing Member of PennantPark Investment Advisers.

We have also entered into an administration agreement (the “Administration Agreement”) with PennantPark Investment Administration, LLC (the “Administrator” or “PennantPark Investment Administration”). Under the Administration Agreement, we have agreed to reimburse the Administrator for our allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. Aviv Efrat, our Chief Financial Officer, is the Managing Director of PennantPark Investment Administration.

PennantPark Investment Advisers has agreed to grant us a non-exclusive, royalty-free license to use the name “PennantPark.”

In addition, pursuant to the terms of the Administration Agreement, PennantPark Investment Administration provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. PennantPark Investment Advisers is the sole member of and controls PennantPark Investment Administration.

The Audit Committee, in consultation with the Company’s Chief Executive Officer, Chief Compliance Officer, and legal counsel, has established a written policy to govern the review of potential related party transactions. The Audit committee conducts quarterly reviews of any potential related party transactions and during these reviews, it also considers any conflicts of interest brought to its attention pursuant to the Company’s Code of Conduct or Code of Ethics.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Exchange Act, the Company’s directors and executive officers, and any persons holding more than 10% of its common stock, are required to report their beneficial ownership and any changes therein to the SEC and the Company. Specific due dates for those reports have been established, and the Company is required to report herein any failure to file such reports by those due dates. Based on the Company’s review of Forms 3, 4 and 5 filed by such persons and information provided by the Company’s directors and officers, the Company believes that during the fiscal year ended September 30, 2007, all Section 16(a) filing requirements applicable to such persons were met in a timely manner.

PROPOSAL II: RATIFICATION OF

SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP (“KPMG”) has been selected as the independent registered public accounting firm to audit the financial statements of the Company at and during the Company’s fiscal year ending September 30, 2008. KPMG was selected by the Audit Committee of the Company and that selection was ratified by a majority of the Company’s Board, including all of the independent directors, by a vote cast in person. The Company does not know of any direct or indirect financial interest of KPMG in the Company. Representative(s) of KPMG will attend the Annual Meeting and will have the opportunity to make a statement if they desire to do so and will be available to answer questions.

Audit Fees: Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by KPMG in connection with statutory and regulatory filings. Fees incurred during the fiscal year ended September 30, 2007 by the Company were $175,000.

Audit-Related Fees: Audit-related services consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. Audit-related fees incurred by the Company during the fiscal year ended September 30, 2007 were $50,000.

Tax Fees: Tax fees consist of fees billed for professional services for tax compliance. These services include assistance regarding federal, state, and local tax compliance. Tax fees incurred by the Company during the fiscal year ended September 30, 2007 were $89,000, which represented work related to our regulated investment company qualification and excise tax distribution requirements.

All Other Fees: Other fees would include fees for products and services other than the services reported above of which there were none in the fiscal year ended September 30, 2007.

The Audit Committee has established a pre-approval policy that describes the permitted audit, audit-related, tax and other services to be provided by KPMG, the Company’s independent auditor. The policy requires that the Audit Committee pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such service does not impair the auditor’s independence.

Any requests for audit, audit-related, tax and other services that have not received general pre-approval must be submitted to the Audit Committee for specific pre-approval, and cannot commence until such approval has been granted. Normally, pre-approval is provided at regularly scheduled meetings of the Audit Committee. However, the Audit Committee may delegate pre-approval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM TO THE COMPANY FOR THE FISCAL YEAR ENDING SEPTEMBER 30, 2008.

OTHER BUSINESS

The Board of Directors knows of no other business to be presented for action at the Meeting. If any matters do come before the Meeting on which action can properly be taken, it is intended that the proxies shall vote in accordance with their judgment.

SUBMISSION OF STOCKHOLDER PROPOSALS

The submission of a proposal does not guarantee its inclusion in the Company’s proxy statement or presentation at the Meeting unless certain securities law requirements are met. The Company expects that the 2009 Annual Meeting of Stockholders will be held in February 2009, but the exact date, time, and location of such meeting have yet to be determined. A stockholder who intends to present a proposal at that annual meeting, including nomination of a director, must submit the proposal in writing to the Company at its address in New York, New York, and the Company must receive the proposal no later than October 8, 2008, in order for the proposal to be considered for inclusion in the Company’s proxy statement for that meeting.

Notices of intention to present proposals, including nomination of a director, at the 2009 annual meeting should be addressed to Thomas Friedmann, Secretary, c/o PennantPark Investment Corporation, 590 Madison Avenue, 15th Floor, New York, New York 10022 and should be received by the Company on or before October 11, 2008 and in accordance with the applicable provisions of the Company’s bylaws. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

The Company’s Audit Committee has established guidelines and procedures regarding the receipt, retention and treatment of complaints regarding accounting, internal accounting controls or auditing matters (collectively, “Accounting Matters”). Persons with complaints or concerns regarding Accounting Matters may submit their complaints to the Company’s Chief Compliance Officer (“CCO”). Persons who are uncomfortable submitting complaints to the CCO, including complaints involving the CCO, may submit complaints directly to the Company’s Audit Committee Chair. Complaints may be submitted on an anonymous basis.

The CCO may be contacted at:

Mr. Matthew Hardin

PennantPark Investment Corporation

Chief Compliance Officer

590 Madison Avenue, 15th Floor

New York, New York 10022

The Audit Committee Chair may be contacted at:

Mr. Jeffrey Flug

PennantPark Investment Corporation

Audit Committee Chair

590 Madison Avenue, 15th Floor

New York, New York 10022

You are cordially invited to attend the annual meeting of stockholders in person. Whether or not you plan to attend the meeting, you are requested to complete, date, sign and promptly return the accompanying proxy card in the enclosed postage-paid envelope or to vote by telephone or through the Internet.

By Order of the Board of Directors

Thomas Friedmann
Secretary

New York, New York

January 11, 2008

0

PENNANTPARK INVESTMENT

CORPORATION

ANNUAL MEETING OF STOCKHOLDERS to be held at

St. Regis Hotel, 2 East 55 Street

New York, New York

February 8, 2008

The undersigned hereby appoints Adam Bernstein and Jeffrey Flug, or either one of them, and each with full power of substitution, to act as attorneys and proxies for the undersigned to vote all the shares of Common Stock of PennantPark Investment Corporation (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held at St. Regis Hotel, 2 East 55 Street, New York New York on February 8, 2008 at 9:30 a.m., Eastern Time, and at all adjournments thereof, as indicated on this proxy.

(Continued and to be signed on the reverse side)

14475

ANNUAL MEETING OF STOCKHOLDERS OF

PENNANTPARK INVESTMENT

CORPORATION

February 8, 2008

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the
United States or 1-718-921-8500 from foreign countries and follow the instructions. Have your proxy card available when you call.
- OR -
INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page.
- OR -
IN PERSON - You may vote your shares in person
by attending the Annual Meeting.

COMPANY NUMBER
ACCOUNT NUMBER

You may enter your voting instructions at 1-800-PROXIES in the United States or 1-718-921-8500 from foreign countries or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê  Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.  ê

20230000000000000000 0	020808

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1.	To elect the following two persons (except as marked to the contrary) as Class I					FOR	AGAINST	ABSTAIN
	directors of PennantPark Investment Corporation, who will each serve for a term of three			2.	To ratify the selection of KPMG, LLP PennantPark	☐	☐	☐
	years or until his successor is duly elected and qualified.				Investment Corporation’s independent registered public
		NOMINEES:			accounting firm for the fiscal year ending September 30, 2008.
	FOR ALL NOMINEES	Marshall Brozost
Samuel L. Katz

	WITHHOLD AUTHORITY			3.	To transact such other business as may properly come before the Meeting.
FOR ALL NOMINEES
THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY
	FOR ALL EXCEPT			WILL BE VOTED “FOR” EACH PROPOSAL LISTED.
(See instructions below)

If any other business is presented at the meeting, this proxy will be voted by the proxies in their discretion, including a motion to adjourn or postpone the meeting to another time and/or place for the purpose of soliciting additional proxies. At the present time, the Board of Directors knows of no other business to be presented at the meeting.

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●			THE UNDERSIGNED ACKNOWLEDGES RECEIPT FROM THE COMPANY PRIOR TO THE EXECUTION OF THIS PROXY OF THE COMPANY’S ANNUAL REPORT, A NOTICE OF ANNUAL MEETING OF STOCKHOLDERS AND A PROXY STATEMENT.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY STOCKHOLDER’S VOTE IS IMPORTANT!
VOTE THIS PROXY CARD TODAY!

To change the address on your account, please check the box at right and
indicate your new address in the address space above. Please note that			☐
changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.